EX-99.B-77Q1(a)(d)

                           WADDELL & REED FUNDS, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)
                    Articles Supplementary filed by EDGAR on April 17, 2000 as Exhibit EX-99.B(a)wrartsup to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (incorporated by reference herein).